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                                                                    Exhibit 10.8



                              BRADLEES STORES, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



                              AMENDED AND RESTATED

                            EFFECTIVE OCTOBER 1, 1999





                                November 15, 1999







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TABLE OF CONTENTS



                                                                                                     PAGE
PREAMBLE.................................................................................................1

ARTICLE I      DEFINITIONS

     1.01     "Accrued Benefit" or "Benefit".............................................................1
     1.02     "Beneficiary"..............................................................................1
     1.03     "Boards of Directors"......................................................................1
     1.04     "Change in Control"........................................................................1
     1.05     "Code".....................................................................................2
     1.06     "Committee"................................................................................2
     1.07     "Company" or "Companies"...................................................................2
     1.08     "Compensation".............................................................................2
     1.09     "Effective Date"...........................................................................2
     1.10     "Final Average Compensation"...............................................................2
     1.11     "Normal Retirement Date" ..................................................................3
     1.12     "Participant"..............................................................................3
     1.13     "Participating Company"....................................................................3
     1.14     "Pension Benefit" .........................................................................3
     1.15     "Plan".....................................................................................3
     1.16     "Plan Year"................................................................................3
     1.17     "Social Security Taxable Wage Base" .......................................................3
     1.18     "Year of Service"..........................................................................3

ARTICLE II    PLAN PARTICIPATION

     2.01    Plan Participation .........................................................................4

ARTICLE III   BENEFITS

     3.01     Amount of Benefit..........................................................................4
     3.02     Payment of Benefits .......................................................................5
     3.03     Death of a Participant ....................................................................5

ARTICLE IV    VESTING

     4.01     Nonforfeitable Amounts.....................................................................5
     4.02     Change in Control..........................................................................5
     4.03     Termination or Amendment...................................................................5


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TABLE OF CONTENTS

    Continued

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                                                                                                      PAGE


ARTICLE V     GENERAL PROVISIONS

      5.01    Plan Unfunded..............................................................................6
      5.02    Unsecured Creditor.........................................................................6
      5.03    Amendment and Termination..................................................................6
      5.04    Assignment of Benefits.....................................................................6
      5.05    Employment Not Guaranteed by Plan..........................................................6
      5.06    Taxes......................................................................................6
      5.07    Construction...............................................................................7
      5.08    Form of Communication......................................................................7
      5.09    Captions...................................................................................7
      5.10    Severability...............................................................................7
      5.11    Expenses...................................................................................7
      5.12    Plan Interpretation and Administration.....................................................7
      5.13    Binding Agreement..........................................................................7
      5.14    Participant Statement......................................................................7
      5.15    Dispute Mediation..........................................................................7

APPENDIX A    PARTICIPANTS...............................................................................9


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     PREAMBLE

     WHEREAS, Bradlees, Inc. and Bradlees Stores, Inc. (collectively, the "Company") adopted a nonqualified retirement plan, effective as of December 1, 1995, for the benefit of certain highly compensated employees by providing supplemental retirement income to certain key members of the senior management group and to replace certain benefits lost due to the limitations placed on the amount of retirement benefits payable under qualified retirement plans by sections 401(a)(17) and 415 of the Internal Revenue Code, and

     WHEREAS, the Company wishes to foster and enhance the interests of the Company by revising the formula for determining supplemental retirement income to such above mentioned employees,

     NOW, THEREFORE, effective as of October 1, 1999, the Bradlees Stores, Inc. Supplemental Executive Retirement Plan is amended and restated as hereinafter set forth:

                                    ARTICLE I

     DEFINITIONS

     1.01 "ACCRUED BENEFIT" or "BENEFIT" means, as of any date of reference, the lump sum payment determined in accordance with Section 3.01, based upon the Participant's Final Average Compensation, Years of Service, Pension Benefit, and the Social Security Taxable Wage Base, all determined as of such date of reference.

     1.02 "BENEFICIARY" means any person entitled to receive benefits under this Plan upon the death of a Participant, as designated in writing on a Beneficiary Designation Form provided by and filed with the Committee. In the event no beneficiary is designated, the Participant's Beneficiary shall be deemed to be the Participant's spouse, if any, or the Participant's estate, if there is no spouse.

     1.03 "BOARD" means the Board of Directors of Bradlees, Inc., as constituted at any point in time.

     1.04 "CHANGE IN CONTROL" shall mean the occurrence of one or more of the following events:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act')) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or fiduciary holding securities under an employee benefit plan of either of the Companies, or any corporation owned directly or indirectly by the stockholders of either of the Companies, in substantially the same proportions as their ownership of stock of the Companies), directly or indirectly, of securities of either of the Companies representing 50% or more of the combined voting power of either of the Companies' then outstanding securities; or

          (ii) persons who, as of the Effective Date, constituted either Companies' Board of Directors (the "Incumbent Board") cease for any reason, including without limitation as a result of tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of either of the Companies subsequent to the Effective


                                       1

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Date whose election was approved by at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this definition, be considered a member of the Incumbent Board; or

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Companies or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as herein above defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

          (iv) the stockholders of either of the Companies approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     1.05 "CODE" means the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

     1.06 "COMMITTEE" means the individuals appointed by the Board to supervise the administration of the Plan.

     1.07 "COMPANY" OR "COMPANIES" means Bradlees, Inc. and Bradlees Stores, Inc. and any successor companies.

     1.08 "COMPENSATION" means the sum of the amounts determined under (a), (b), and (c):

          (a) for each calendar month, a Participant's highest rate of monthly base salary paid by the Company in such month prior to any salary reduction pursuant to Section 125 or 401(k) of the Code;

          (b) amounts paid in cash under an annual bonus plan (including the Retention Bonus Plan, Emergence Bonus Plan, and the Annual Incentive Plan), attributed evenly over the months in the fiscal year during which such bonus was earned; and

          (c) the "Severance Lump Sum" payment as such payment is defined in the Participant's individual severance agreement with the Company.

               The above amount in Paragraph 1.08(c) will be attributed to the Participant's final month of employment.

     1.09 "EFFECTIVE DATE" means December 1, 1995. The effective date of the amended and restated Plan is October 1, 1999.

     1.10 "FINAL AVERAGE COMPENSATION" means the Participant's Compensation averaged over the thirty-six (36) consecutive months, out of the last eighty-four (84) months (or less if the

                                       2


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Participant has worked less than eighty-four (84) months) preceding the
Participant's termination of employment which produce the highest average, multiplied by twelve (12). If a Participant has less than thirty-six (36) consecutive months of Compensation, then the number of months included in the average shall be equal to the Participant's completed months of Compensation and such average shall be multiplied by twelve (12).

     1.11 "NORMAL RETIREMENT DATE" means the first day of the month coincident with or next following a Participant's sixty-fifth birthday.

     1.12 "PARTICIPANT" means a member of the Senior Management Group of the Company currently set forth in Appendix A, and any subsequent addition to such group who is approved by the Board as a Participant in this Plan.

     1.13 "PARTICIPATING COMPANY" means the Company and each other organization authorized by the Board to adopt this Plan.

     1.14 "PENSION BENEFIT" shall have the meaning as defined in Section 3.01.

     1.15 "PLAN" means the Bradlees Stores, Inc. Supplemental Executive Retirement Plan, as set forth herein.

     1.16 "PLAN YEAR" will run concurrently with the fiscal year of the Company.

     1.17 "SOCIAL SECURITY TAXABLE WAGE BASE" shall have the meaning as defined in Section 3.01.

     1.18 "YEAR OF SERVICE" A Participant shall earn one-twelfth of a Year of Service for each calendar month during which the Participant is paid by the Company for the performance of duties. A Participant shall also earn one-twelfth of a Year of Service for each calendar month during which the Participant is not paid by the Company for the performance of duties, but is considered by the Company as an active employee or is on a Company approved leave of absence.

     For purposes of determining the Participant's Accrued Benefit only and not for purposes of determining vesting under Article IV, Years of Service shall not include any period of employment prior to the later of:

          (a)  February 1, 1995; or
          (b)  the date the Participant became a Participant in this Plan.

     Years of Service shall not include any period during which the Participant is receiving severance pay.

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                                   ARTICLE II

     PLAN PARTICIPATION

     2.01 PLAN PARTICIPATION

     A Participant shall participate in the Plan as of the date so designated by the Board of Directors of the Company.

                                   ARTICLE III

     BENEFITS

     3.01 AMOUNT OF BENEFIT

     The benefit shall be a single lump sum in cash payable to the Participant in an amount equal to (a) minus (b) minus (c), the result multiplied by (d), where:

          (a)  is the Participant's Final Average Compensation;

          (b)  is one-half (1/2) of the Social Security Taxable Wage Base;

          (c)  is the Participant's Pension Benefit; and

          (d) is the percentage in the table below that corresponds to the Participant's Years of Service rounded up to the next full year.


                           LUMP SUM PERCENTAGE FACTOR
        BASED ON YEARS OF SERVICE SINCE DATE OF PARTICIPATION IN THE PLAN



          YEARS                     PERCENT                         YEARS                 PERCENT OF
       OF SERVICE                  OF BENEFIT                     OF SERVICE                BENEFIT


            1                         10%                             9                         165%
            2                         25%                            10                         190%
            3                         40%                            11                         225%
            4                         55%                            12                         260%
            5                         75%                            13                         295%
            6                         95%                            14                         340%
            7                        115%                        15 or more                     385%
            8                        140%


     For purposes of this subsection 3.01,

          (i) "Social Security Taxable Wage Base" means the contribution and benefit limit in effect under Section 230 of the Social Security Act on the first day of the Plan Year preceding the Participant's termination of employment date; and

          (ii) "Pension Benefit" means the annual benefit the Participant is eligible to receive, expressed in the form of a single life annuity commencing at Normal Retirement Date (or actual termination of employment date, if later), under the Bradlees Stores, Inc. Retirement Plan.

     Notwithstanding above, such Participant's Accrued Benefit under this
Section 3.01 shall not be less than the lump sum value of the benefit the Participant had accrued on September 30, 1999 under the terms of the Plan in effect prior to this October 1, 1999 amendment and restatement.

     3.02 PAYMENT OF BENEFITS

     Each Participant who has a vested nonforfeitable interest in his Accrued Benefit and whose employment terminates shall be entitled to receive his Accrued Benefit, determined as of his termination of employment date, and payable in a lump sum in cash as soon as practicable following the Participant's termination of employment date but no later than thirty (30) days following termination of employment.

     3.03 DEATH OF A PARTICIPANT

     Upon the death of a Participant while in the employment of the Company, he shall have a vested nonforfeitable interest in his Accrued Benefit and his Beneficiary shall be entitled to receive the Participant's Accrued Benefit, determined as if the Participant terminated employment on the date of his death. Such amount shall be paid in a lump sum in cash as soon as practicable following the Participant's death but no later than thirty (30) days following date of death.

                                   ARTICLE IV

     VESTING

     4.01 NONFORFEITABLE AMOUNTS

     A Participant shall have a 100% vested nonforfeitable interest in his Accrued Benefit upon completion of three or more Years of Service from the Participant's employment commencement date with the Company.

     Notwithstanding above, such Participant's nonforfeitable interest under this Section 4.01 shall not be less than the nonforfeitable interest the Participant had earned on September 30, 1999 under the terms of the Plan in effect prior to this October 1, 1999 amendment and restatement.

     4.02 CHANGE IN CONTROL

     In the event of a Change in Control as defined in Paragraph 1.04, each Participant hereunder shall have a 100% vested nonforfeitable interest in his Accrued Benefit under the Plan.

     4.03 TERMINATION OR AMENDMENT

     In the event of the termination of the Plan, or any amendment to the Plan which reduces or otherwise curtails the rate of future benefit accruals hereunder, each Participant shall become fully

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vested in his Accrued Benefit, as determined on the day before such termination or amendment to the Plan is effective.

                                    ARTICLE V

     GENERAL PROVISIONS

     5.01 PLAN UNFUNDED

     The Plan shall be unfunded and no assets shall be set aside for the payment of benefits under the Plan. All benefits shall be paid from the general assets of the Company, which remain subject to the claims of all general creditors of the Company and to unrestricted use by the Company until benefit payments are made.

     5.02 UNSECURED CREDITOR

     The right of a Participant or his Beneficiary to benefits under this Plan shall be solely that of an unsecured creditor of the Company and any Participating Company.

     5.03 AMENDMENT AND TERMINATION

     The Board may at any time amend or terminate the Plan, subject to Participants' vested rights under Article IV. The Board may not reduce or modify an Accrued Benefit which has accrued under Article III without the written consent of the Participant, or if a Participant is deceased, the Participant's Beneficiary.

     5.04 ASSIGNMENT OF BENEFITS

     Neither a Participant nor any Beneficiary under the Plan shall have any right to assign, transfer, pledge or otherwise encumber the right to receive any benefits hereunder, and any attempted assignment, transfer, pledge or other encumbrance shall be void and have no effect.

     5.05 EMPLOYMENT NOT GUARANTEED BY PLAN

     Participation in the Plan shall not be deemed to be consideration for, or an inducement to, or a condition of the employment of any employee. Nothing contained in this Plan shall be deemed to give any Participants the right to be retained in the employment of the Company, nor shall any Participant, retired Participant, deceased Participant, disabled Participant, or terminated Participant have any right to any payment, except as such payment may be provided under the terms of this Plan.

     5.06 TAXES

     The Company shall be entitled to withhold from all benefit payments made to a Participant or any Beneficiary all applicable federal, state or local taxes required by law to be withheld from such payments.

     5.07 CONSTRUCTION

     This Plan shall be construed according to the laws of the Commonwealth of Massachusetts, except to the extent preempted by federal law.

     5.08 FORM OF COMMUNICATION

     Any election, claims, notice or other communication required or permitted to be made by a Participant under this Plan shall be made in writing and in such form as shall be prescribed by the Committee. Such communication shall be effective upon receipt, if hand delivered or sent by first class mail, postage pre-paid, return receipt requested to the Retirement Plan Committee, Bradlees, Inc., One Bradlees Circle, Braintree, MA 02185-9051.

     5.09 CAPTIONS

     The captions at the head of a paragraph of this Plan are designed for convenience of reference only and are not to be resorted to for the purpose of interpreting any provision of this Plan.

     5.10 SEVERABILITY

     The invalidity of any portion of this Plan shall not invalidate the remainder, and the remainder shall continue in full force and effect.

     5.11 EXPENSES

     All expenses incurred in administering the Plan shall be paid by the Company.

     5.12 PLAN INTERPRETATION AND ADMINISTRATION

     The Committee shall have complete discretion to interpret all provisions of the Plan and to establish reasonable rules and procedure to facilitate the administration of the Plan.

     5.13 BINDING AGREEMENT

     The provisions of this Plan shall be binding upon the Participants and the Company and their successors, assigns, heirs, executors and beneficiaries.

     5.14 PARTICIPANT STATEMENT

     Once each calendar year, a Participant may request a statement of his Accrued Benefit earned to date under this Plan, which the Committee shall provide as soon as practicable following the date of such request.

     5.15 DISPUTE MEDIATION

     In the event of any dispute regarding a Participant's entitlement of any benefit hereunder, if agreement satisfactory to both the Participant and the Committee cannot be reached, said dispute shall be submitted to the American Mediation Service for binding resolution.

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

ATTEST:                                                 BRADLEES, INC.


/s/ DAVID L. SCHMITT                                By: /s/ PETER THORNER
-----------------------------------------               ------------------------------------
David L. Schmitt                                        Peter Thorner
Senior Vice President and General Counsel               Chairman and Chief Executive Officer

                                                        Date: NOVEMBER 15, 1999

ATTEST:                                                 BRADLEES STORES, INC.


/s/DAVID L. SCHMITT                                 By: /s/ PETER THORNER
-----------------------------------------               -------------------------------------
David L. Schmitt                                        Peter Thorner
Senior Vice President and General Counsel               Chairman and Chief Executive Officer

                                                        Date: NOVEMBER 15, 1999

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


                                   APPENDIX A

                    PARTICIPANTS OF THE BRADLEES STORES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                            EFFECTIVE OCTOBER 1, 1999

                      PARTICIPANT                                          DATE OF PARTICIPATION

1.       Peter Thorner (subject to                                              March 27, 1995
              provisions of employment agreement)

2.       Bruce Conforto                                                         April 27, 1998

3.       Gregory K. Dieffenbach                                                 July 14, 1997

4.       Judy Dunning                                                           January 1, 1996

5.       Mark James                                                             May 27, 1997

6.       Robert G. Lynn                                                         April 22, 1997

7.       Cornelius Moses                                                        April 28, 1995

8.       Ronald T. Raymond                                                      July 31, 1995

9.       David Schmitt                                                          July 3, 1995

10.      Sandra Smith                                                           February 1, 1995

11.      Thomas N. Smith                                                        December 8, 1997

12.      James Sparks                                                           February 1, 1995

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